Kensington Defender Fund
Schedule of Investments
September 30, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 79.2%		Shares	Value
abrdn Physical Gold Shares ETF (a)		372,211	$9,353,662
Invesco QQQ Trust Series 1 (b)		19,091	9,317,744
Real Estate Select Sector SPDR Fund (b)		201,866	9,017,354
SPDR Portfolio S&P 500 ETF (b)		135,890	9,173,934
SPDR Portfolio S&P 600 Small Cap ETF		200,811	9,138,909
Vanguard FTSE Europe ETF (b)		126,919	9,023,941
TOTAL EXCHANGE TRADED FUNDS (Cost $51,152,806)			55,025,544

PURCHASED OPTIONS - 0.1%	Notional Amount	Contracts	Value
Call Options - 0.1%			$–
CBOE Volatility Index Option (c)(d)(h)		–	$–
Expiration: 10/16/2024; Exercise Price: $30.00	$334,600	200	$24,000
Expiration: 11/20/2024; Exercise Price: $30.00	334,600	200	19,000
Expiration: 12/18/2024; Exercise Price: $30.00	334,600	200	8,200

Put Options - 0.0%(e)			$–
S&P 500 Index (c)(d)		–	$–
Expiration: 10/02/2024; Exercise Price: $5,600.00	16,711,192	29	1,740
Expiration: 10/03/2024; Exercise Price: $5,600.00	17,287,440	30	4,500
Expiration: 10/04/2024; Exercise Price: $5,625.00	16,711,192	29	18,850
TOTAL PURCHASED OPTIONS (Cost $143,759)			76,290

SHORT-TERM INVESTMENTS - 22.9%
Investments Purchased with Proceeds from Securities Lending - 22.9%		Units
Mount Vernon Liquid Assets Portfolio, LLC 4.95% (f)		15,928,418	15,928,418
TOTAL SHORT-TERM INVESTMENTS (Cost $15,928,418)			15,928,418

TOTAL INVESTMENTS - 102.2% (Cost $67,224,983)			71,030,252
Money Market Deposit Account - 9.7% (g)			6,691,131
Liabilities in Excess of Other Assets - (11.9)%			(8,260,153)
TOTAL NET ASSETS - 100.0%			$69,461,230

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of September 30, 2024. The total market value of these securities was $15,619,177 which represented 22.5% of net assets.
(c)	Exchange-traded.
(d)	100 shares per contract.
(e)	Represents less than 0.05% of net assets.
(f)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.
(g)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2024 was 4.70%.

(h)	Security is held via the Kensington Defender Offshore Fund.

Kensington Defender Fund
Schedule of Written Options
September 30, 2024 (Unaudited)

WRITTEN OPTIONS - (0.1)%	Notional Amount	Contracts	Value
Put Options - (0.1)%
S&P 500 Index (a)(b)
Expiration: 10/02/2024; Exercise Price: $5,675.00	$(16,711,192)	(29)	$(10,005)
Expiration: 10/03/2024; Exercise Price: $5,675.00	(17,287,440)	(30)	(19,350)
Expiration: 10/04/2024; Exercise Price: $5,700.00	(16,711,192)	(29)	(55,100)
Total Put Options			(84,455)
TOTAL WRITTEN OPTIONS (Premiums received $192,465)			$(84,455)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Kensington Defender Fund
Schedule of Futures Contracts (h)
September 30, 2024 (Unaudited)

Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
10-Year Treasury Note Future	6	12/19/2024	$685,687	$844
2-Year Treasury Note Future	14	12/31/2024	2,915,391	5,797
5-Year Treasury Note Future	10	12/31/2024	1,098,828	1,250
British Pound Future	30	12/16/2024	2,507,625	53,812
Copper Future	4	12/27/2024	455,300	24,825
Euro Future	14	12/16/2024	1,954,137	14,857
Gold Future	6	12/27/2024	1,595,640	64,210
Natural Gas Future	2	12/20/2024	66,900	2,750
US Dollar Future	12	12/16/2024	1,206,252	(9,264)
Volatility Index Future	7	10/16/2024	685,688	3,248
				$162,329
				–
Description	Contracts Sold	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
Australian Dollar Future	(4)	12/16/2024	$276,980	$(8,900)
Canadian Dollar Future	(13)	12/17/2024	127,425	(4,290)
Corn Future	(6)	12/13/2024	127,425	(1,125)
Cotton Future	(18)	12/06/2024	662,490	(47,700)
E-Mini Nasdaq Future	(2)	12/20/2024	810,450	(4,360)
E-Mini S&P 500 Future	(5)	12/20/2024	1,453,562	(4,187)
Gas Future	(3)	11/29/2024	240,181	8,996
Japanese Yen Future	(10)	12/16/2024	878,813	9,438
New Zealand Dollar Future	(6)	12/16/2024	381,270	(12,180)
Soybean Future	(6)	11/14/2024	317,100	4,050
Swiss Franc Future	(1)	12/16/2024	14,881	(912)
Wheat Future	(3)	12/13/2024	87,600	(7,163)
				$(68,333)
Net Unrealized Appreciation (Depreciation)				$93,996

(h) Security is held via the Kensington Defender Offshore Fund

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Kensington Defender Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$55,025,544	$–	$–	$55,025,544
Purchased Options	25,090	51,200	–	76,290
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	15,928,418
Total Investments	$55,050,634	$51,200	$–	$71,030,252

Other Financial Instruments*:
Futures Contracts	194,077	–	–	194,077
Total Other Financial Instruments	$194,077	$–	$–	$194,077

Liabilities:
Investments:
Written Options	$(84,455)	$–	$–	$(84,455)
Total Investments	$(84,455)	$–	$–	$(84,455)

Other Financial Instruments*:
Futures Contracts	(100,081)	–	–	(100,081)
Total Other Financial Instruments	$(100,082)	$–	$–	$(100,082)

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of September 30, 2024.

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $15,928,418 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.